Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned hereby certifies that, to the best of his knowledge, the Form 10-K Annual Report of NGA HoldCo, LLC (the "Company) for the year ended February 28, 2014 filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 11, 2014	By:	/s/ Timothy T. Janszen
Timothy T. Janszen
Operating Manager
(Principal Executive Officer)